UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 2, 2012

Booz Allen Hamilton Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34972	26-2634160
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8283 Greensboro Drive, McLean, Virginia		22102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 902-5000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of stockholders of Booz Allen Hamilton Holding Corporation (the “Company”) was held on August 2, 2012.

(b) The stockholders elected all of the Company’s nominees for director and ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the Company’s fiscal year 2013. The stockholders voted on these matters as follows:

Proposal 1: Election of Directors

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Ian Fujiyama	114,971,506	11,312,627	6,246,992
Mark Gaumond	125,897,051	387,082	6,246,992
Samuel R. Strickland	111,942,502	14,341,631	6,246,992

Proposal 2:	The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2013.

For	132,511,258
Against	16,178
Abstain	3,689

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2012	BOOZ ALLEN HAMILTON HOLDING CORPORATION

	By:	/s/ Robert S. Osborne

Robert S. Osborne
Executive Vice President and General Counsel